BUSINESS ACQUISITIONS	6 Months Ended
Jun. 30, 2014
Business Combinations [Abstract]
BUSINESS ACQUISITIONS

NOTE 3. BUSINESS ACQUISITIONS

On January 31, 2014, the Bank acquired all the outstanding common stock in Great Florida Bank (“GFB” or “Great Florida”). GFB had total assets of $957.3 million and total liabilities of $962.2 million at fair value as of January 31, 2014. Holders of GFB common stock received $3.24 per share in cash for each common share owned resulting in total cash purchase price of $42.5 million. At the time of acquisition, GFB had 25 banking locations within Southeast Florida and the Miami metropolitan area. The Company contributed capital of $125 million to the Bank at the time of the GFB acquisition.

The Company determined that the acquisition of Great Florida Bank constitutes a business combination as defined by the FASB ASC topic 805, “Business Combinations”. Accordingly, the assets acquired and liabilities assumed were recorded at their fair values on the date of acquisition. Fair values were determined in accordance with the guidance provided in FASB ASC Topic 820, “Fair Value Measurements”. In many cases the determination of the fair values required management to make estimates about discount rates, future expected cash flows, market conditions and other future events that are highly subjective in nature and subject to change. The Company utilized the assistance of third-party advisors in the determination of fair values for loans, other real estate owned and deferred tax assets acquired.

The following table presents a summary of the assets acquired and liabilities assumed in the Great Florida Bank acquisition recorded at fair value.

(Dollars in thousands)
Consideration paid:
Cash	$42,485
Fair value of assets acquired:
Cash and cash equivalents	28,412
Investment securities	277,639
Loans	548,129
Other real estate owned	55,085
Core deposit intangible	3,601
Fixed assets	2,576
Deferred tax asset	35,736
Other assets	6,146

Total identifiable assets acquired	957,324
Fair value of liabilities assumed:
Deposits	863,976
FHLB advances and other borrowings	92,669
Other liabilities	5,549

Total liabilities assumed	962,194

Fair value of net assets acquired	(4,870)

Goodwill resulting from acquisition	$47,355

The following is a description of the methods used to determine the fair values of significant assets and liabilities presented above:

Cash and Cash Equivalents:

These assets are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk.

Investment Securities:

Fair value measurement is based upon quoted market prices for similar securities in active or inactive markets (Level 2). Federal Home Loan Bank of Atlanta (“FHLB”) and other bank stock are carried at par, which has historically represented the redemption price and is therefore considered to approximate fair value.

Loans:

Acquired loans are recorded at their fair value at the date of acquisition. Fair value for acquired loans is based on a discounted cash flow methodology that considers factors including the type of loan and related collateral type, delinquency and credit classification status, fixed or variable interest rate, term of loan, whether or not the loan was amortizing, and current discount rates. Additional assumptions used include default rates, loss severity, loss curves and prepayment speeds. Discounts due to credit quality are included in the determination of fair value; therefore an allowance for loan losses is not recorded at the acquisition date. The discount rates used for the cash flow methodology are based on market rates for new originations of comparable loans at the time of acquisition and include adjustments for liquidity concerns. The fair value is determined from the discounted cash flows for each individual loan, and for ASC 310-30 loans are then aggregated at the unit of account, or pool level.

The following is a summary of the acquired loans accounted for under ASC 310-30 as well as those excluded from ASC 310-30, or Non-ASC 310-30 acquired loans, in connection with the acquisition of Great Florida Bank:

(Dollars in thousands)
Acquired loans accounted for under ASC 310-30:
Contractual cash flows	$426,116
Contractual cash flows not expected to be collected (non-accretable difference)	102,581

Expected cash flows	323,535
Excess of the expected undiscounted cash flows over the carrying value (accretable discount)	40,444

Fair value at acquisition	$283,091
Acquired loans not accounted for under ASC 310-30 (Non-ASC 310-30 loans):
Unpaid principal balance	$275,772
Fair value discount	(10,734)

Fair value at acquisition	265,038

Total fair value at acquisition	$548,129

The Company acquired loans with a fair value of $265.0 million that are classified as Non-ASC 310-30 loans as these specific loans did not exhibit deteriorated credit quality since origination or were loans to borrowers that had revolving privileges at acquisition date. The acquired Non-ASC 310-30 loans with revolving privileges had a total unpaid principal balance of $71.5 million and a fair value of $60.6 million at acquisition. The acquired Non-ASC 310-30 loans without revolving privileges had a total unpaid principal balance of $204.3 million and a fair value of $204.4 million at acquisition.

Other Real Estate Owned (“OREO”):

The fair value of acquired OREO is based on the fair value of the property, less estimated cost to sell. Fair value of OREO is typically based on third party real estate appraisals which utilize market and income valuation techniques.

Deferred Tax Asset:

Deferred tax assets represent acquired loss and credit carryforwards and the net tax-affected differences between the book basis and tax basis of certain assets and liabilities, including investment securities, loans, OREO, fixed assets, core deposit intangible assets, time deposits, FHLB advances and other borrowings. The deferred tax assets are evaluated for certain carryover limitations at the acquisition date, such as Section 382 limitations, and whether it is more likely than not that the benefit from certain net operating loss carryforwards can be realized.

As part of the acquisition of Great Florida Bank, the Bank recorded $35.7 million in deferred tax assets, net of $9.2 million in valuation allowance, at acquisition. Upon acquisition, Great Florida Bank incurred a Section 382 ownership change. As such, the Company’s ability to benefit from the use of Great Florida Bank’s pre-ownership change net operating loss and tax credit carry forwards, as well as the potential deductibility of certain of its built-in losses, will be limited to approximately $1.5 million per year, putting at risk the utilization of associated deferred tax assets before they expire. The Company estimates that it is more likely than not that the benefit from certain net operating loss carryforwards will not be realized. In recognition of this risk, a valuation allowance of $9.2 million was established against the deferred tax assets associated with Great Florida Bank’s pre-ownership change net operating loss carryforwards.

Deposits:

The fair value of demand deposits, savings accounts and money market deposits is the amount payable on demand at the acquisition date. The fair value of fixed-maturity certificates of deposit is estimated using discounted cash flow analysis and using the rates currently offered for deposits of similar remaining maturities.

Advances from the FHLB and Other Borrowings:

The fair value of advances from the FHLB and other borrowings are estimated by discounting the future cash flows using the current rate at which similar borrowings with similar remaining maturities could be obtained.

The Great Florida Bank acquisition resulted in goodwill of $47.4 million as the estimated fair value of liabilities assumed and consideration paid exceeded the estimated fair value of assets acquired. The goodwill is included within “Goodwill and other intangible assets” in the consolidated balance sheets. None of the goodwill resulting from the Great Florida Bank acquisition is deductible for tax purposes.

The acquisition of Great Florida Bank is expected to benefit the Company through revenue and expense synergies in addition to the further expansion into the Miami metropolitan area. Management believes the Great Florida Bank acquisition will create opportunities through commercial lending and access to core deposits through a larger branch network.

The core deposit intangible is being amortized on straight line basis over the estimated life, currently expected to be 10 years.

For the six months ended June 30, 2014, the Company incurred $5.0 million of bank acquisition, legal fees, accounting advisory, data conversion, retention payments and severance expenses related to the acquisition of Great Florida Bank which is recorded in noninterest expenses in the consolidated statement of income.

The provisional amounts recorded for the Great Florida Bank acquisition may be updated if better information is obtained about the initial assumptions used to determine fair value amounts or if new information is obtained regarding the facts and circumstances that existed at the date of acquisition. The provisional amounts may be adjusted through the completion of the measurement period, which does not exceed one year from the date of acquisition. Fair values are preliminary estimates for deferred tax assets.